UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2007 (May 15, 2007)

Date of report (Date of earliest event reported)

Quadra Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33308	20-5775392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 30th Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 671-6400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 15, 2007, Quadra Realty Trust, Inc. announced its results of operations for the period from February 21, 2007 (commencement of operations) to March 31, 2007. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated May 15, 2007, issued by Quadra Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007

QUADRA REALTY TRUST, INC.

By:	/s/ Steven M. Sherwyn
Name: Steven M. Sherwyn
Title: Chief Financial Officer